NO.____________________

_______________________
NAME OF OFFEREE



                         UNIVERSAL DETECTION TECHNOLOGY



                                Offering of Units
                        $250,000 Minimum Offering Amount
                       $2,000,000 Maximum Offering Amount




                SUBSCRIPTION AGREEMENT AND INVESTOR QUESTIONNAIRE






                                Placement Agent:
                             Meyers Associates L.P.
                             45 Broadway - 2nd Floor
                               New York, NY 10006

              CONFIDENTIAL SUBSCRIPTION AGREEMENT AND QUESTIONNAIRE

     This Subscription Agreement and Investor Questionnaire (the "SUBSCRIPTION AGREEMENT") is to be completed by each person who desires to purchase the securities of Universal Detection Technology (the "COMPANY"), in connection with the proposed private placement of Units comprised of shares of common stock and common stock purchase warrants (the "Offering"). This material does not constitute an offer to sell or a solicitation of an offer to buy any securities. This offering will be made solely pursuant to the terms and conditions of the Confidential Private Memorandum dated April 29, 2004 (the "MEMORANDUM") which contains material information required to be reviewed in connection with any investment decision. ALL TERMS NOT DEFINED HEREIN SHALL HAVE THE MEANING ASCRIBED TO THEM IN THE MEMORANDUM.

INSTRUCTIONS:

Items to be delivered by all Investors:

     a.   One (1) completed and executed Subscription Agreement.

     b.   One (1) completed and executed Selling Security Holder Questionnaire.

     c. Payment in the amount of subscription, by wire transfer of funds or check. All checks should be made payable to "SIGNATURE BANK AS ESCROW AGENT FOR UNIVERSAL DETECTION TECHNOLOGY." Wire instructions are as follows:

          SIGNATURE BANK
          261 MADISON AVENUE
          NEW YORK, NY 10016
          ABA# 026013576
          ACCOUNT# 1500517634
          BENEFICIARY ACCOUNT NAME: SIGNATURE BANK AS ESCROW AGENT FOR UNIVERSAL DETECTION TECHNOLOGY

For additional information call:


                             MEYERS ASSOCIATES L.P.
                             45 BROADWAY - 2ND FLOOR
                            NEW YORK, NEW YORK 10006


                              Attn: Eileen Slitkin
                            Telephone: (212) 742-4200


THE INVESTOR IS RESPONSIBLE FOR ALL WIRE TRANSFER FEES IMPOSED BY THE INVESTOR'S BANK.

     The Units are being offered by the Company through Meyers Associates L.P. as placement agent (the "PLACEMENT AGENT"). The Units, as well as the specific terms of the Offering, are described in the Memorandum, and are being offered without registration under the Securities Act of 1933, as amended (the "ACT"), or the securities laws of any state or any other jurisdiction, in reliance on the exemption contained in Section 4(2) of the Act and/or Regulation D promulgated thereunder and on similar exemptions under applicable state laws. Under Regulation D of the Act, the Company is required to determine that an individual, or each individual equity owner of an "investing entity" meets certain suitability requirements before selling Units to such individual or entity. You understand that the Company and the Placement Agent will rely upon the following information to determine whether you meet these suitability requirements.

     The Company will not sell Units to any subscriber who has not filled out, as thoroughly as possible, this Subscription Agreement and other required documents referenced herein. If an investor is a partnership, trust, corporation or other entity, an authorized officer, or general partner or each equity owner or beneficiary, as applicable, must complete this Subscription Agreement. This Subscription Agreement is merely a request for information and does not constitute an offer to sell or a solicitation of an offer to buy the Units or any other security of the Company. No sale will occur prior to the acceptance of any subscription by the Company and the Placement Agent. Investors should also understand that they may be required to furnish additional information to the Company.

     Your answers will be kept confidential. At all times, however, you hereby agree that the Company may present this Subscription Agreement to such parties as it deems appropriate in order to assure itself that the offer and the sale of Units to you will not result in violations of federal or state securities laws which are being relied upon by the Company in connection with the offer and sale thereof and as otherwise required by law or any regulatory authority.

     Please type or clearly print your answers, and state "none or "not applicable" when appropriate. If there is insufficient space for any of your answers, please attach additional pages. If the Units are to be owned by more than one individual or by a corporation or partnership, you may need extra copies of this Subscription Agreement. You may use photocopies or request extra copies from the Company or the Placement Agent.



PLEASE CONTACT YOUR LAWYER, ACCOUNTANT, OR BROKER AT MEYERS ASSOCIATES L.P. WITH ANY QUESTIONS.



SECTION A. INVESTOR INFORMATION
A1.     Name(s) of Investor(s):                ___________________________________
                                               ___________________________________
                                               ___________________________________

A2.     Principal Amount of Units
        Subscribed for                        $___________________________________
        (Minimum Subscription
        is $25,000)

A3.     Manner of Ownership of Securities.

_____   One Individual                         Please complete Section A, B and C.


_____   Husband and Wife                       Please have one spouse  complete Sections
        Tenants by the Entirety                A, B and C.  Please have both spouses
                                               complete Section C.

_____   Tenants in Common                      Please have each individual separately
                                               complete Sections A, B and C.

_____   Joint Tenants with Right               Please have each individual separately complete
        Right of Survivorship                  Sections A, B and C.
        Two or more Individuals
        (but not husband and wife)

_____   Corporate Ownership                    Please complete Section A, B, D and, if applicable,
                                               E and F for the corporation. If the corporation
                                               does not qualify as an "accredited investor" on its
                                               own, please have each person who owns an equity
                                               interest in the corporation separately complete
                                               Sections B and, if applicable, C, D, E and F.

_____   Partnership or LLC Ownership           Please complete Sections A, B and D, and have
                                               each general  partner and limited partner
                                               separately complete Sections B, C, D, E
                                               and F, if applicable.

_____   Trust Ownership                        Please complete Sections A, B and F, if applicable,
                                               and have each beneficiary and trustee of  the trust
                                               separately complete Sections B, C, D, E and F, if
                                               applicable.



     NASD AFFILIATION. Please state whether you or any of your associates or affiliates (which includes your spouse, in-laws and children or parents): (i) are a member or a person associated (including as an employee, officer, director, partner) with a member of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) are an owner of stock or other securities of an NASD member, (iii) has made a subordinated loan to any NASD member, or (iv) or a relative or member of the same household of any person meeting the description set forth in clauses (i) through (iii) above.


      -------                                                  -------
        Yes                                                      No


If you marked yes above, please briefly describe the NASD relationship below:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


SECTION B.  ACCREDITED INVESTOR STATUS AND PATRIOT ACT CERTIFICATIONS

B1. Please check one or more of the following definitions of "accredited investor," if any, which applies to you. If none of the following applies to you, please leave a blank.

_____(a) A Bank as defined in Section 3 (a) (2) of the Act, or any savings and loan association or other institution as defined in Section 3 (a) (5)
          (A) of the Act whether acting in its individual or fiduciary capacity;

_____(b) Any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (the "EXCHANGE ACT");

_____(c)  An insurance company as defined in Section 2(13) of the Act;

_____(d) Investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act;

_____(e) Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

_____(f) Plan established and maintained by a state, or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_____(g) Any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors.

_____(h)  A Private Business Development Company as defined in Section 202(a)
          (22) of the Investment Advisers Act of 1940.

_____(i) An organization described in Section 501(c) (3) of the Internal Revenue Code, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

_____(j) A natural person whose individual net worth,* or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000.

_____(k) A natural person who had an individual income** in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

_____(l) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase is directed by a sophisticated person as described in Rule 506(b) (2) (ii) of Regulation D.

_____(m)  Any entity in which all of the equity owners are Accredited Investors.

* For purposes hereof net worth shall be deemed to include ALL of your assets, liquid or illiquid (including such items as home, furnishings, automobile and restricted securities) MINUS any liabilities (including such items as home mortgages and other debts and liabilities).

* For purposes hereof the term "income" is not limited to "adjusted gross income" as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing "adjusted gross income." For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of "income" for purposes hereof. For investors who are self-employed, "income" is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

B2. U.S. Patriot Act Certifications

To induce the Company to accept the undersigned's investment, the undersigned hereby makes the following representations, warranties and covenants to the
Company:

A. The undersigned represents and warrants that no holder of any beneficial interest in the undersigned's equity securities of the Company (each a "BENEFICIAL INTEREST Holder") and, no Related Person (in the case the undersigned is an entity) is or will be:

     1. A person or entity whose name appears on the list of specially designated nationals and blocked persons maintained by the Office of Foreign Asset Control from time to time;

     2.   A Foreign Shell Bank; or

     3. A person or entity resident in or whose subscription funds are transferred from or through an account in a Non-Cooperative Jurisdiction.

B. The undersigned represents that the bank or other financial institution (the "WIRING INSTITUTION") from which the undersigned's funds will be wired is located in a FATF Country.

C.   The undersigned represents that:

     1. Neither it, any Beneficial Interest Holder nor any Related Person (in the case of the undersigned is an entity) is a Senior Foreign Political Figure, any member of a Senior Foreign Political Figure's Immediate Family or any Close Associate of a Senior Foreign Political Figure; or

     2. Neither it, any Beneficial Interest Holder nor any Related Person (in the case the undersigned is an entity) is resident in, or organized or chartered under the laws of, a jurisdiction that has been designated by the Secretary of the Treasury under Section 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns.

     3. Its investment funds do not originate from, nor will they be routed through, an account maintained at a Foreign Shell Bank, an "offshore bank," or a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction.

D.   For purposes of this SECTION B, the following definitions are applicable.

CLOSE ASSOCIATE: With respect to a Senior Foreign Political Figure, a person who is widely and publicly known internationally to maintain an unusually close relationship with the Senior Foreign Political Figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the Senior Foreign Political Figure.

FATF: The Financial Action Task Force on Money Laundering.

FATF COUNTRY: A country that is a member of FATF. As of September 1, 2003, the countries which are members of FATF are: Argentina; Australia; Austria; Belgium; Brazil; Canada; Denmark; Finland; France; Germany; Greece; Hong Kong; Iceland; Ireland; Italy; Japan; Luxembourg; Mexico; Kingdom of the Netherlands; New Zealand; Norway; Portugal; Singapore; South Africa; Spain; Sweden; Switzerland; Turkey; United Kingdom and United States. For a current list of FATF members see http://www1.oecd.org/fatf/Members_en.htm.

FOREIGN BANK: An organization that (i) is organized under the laws of a country outside the United States; (ii) engages in the business of banking; (iii) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (iv) receives deposits to a substantial extent in the regular course of its business; and (v) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a foreign bank.

FOREIGN SHELL BANK: A Foreign Bank without a Physical Presence in any country, but does not include a Regulated Affiliate.

GOVERNMENT ENTITY: Any government or any state, department or other political subdivision thereof, or any governmental body, agency, authority or instrumentality in any jurisdiction exercising executive, legislative, regulatory or administrative functions of or pertaining to government.

IMMEDIATE FAMILY: With respect to a Senior Foreign Political Figure, typically includes the political figure's parents, siblings, spouse, children and in-laws.

NON-COOPERATIVE JURISDICTION: Any foreign country or territory that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as FATF, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur. See http://www1.oecd.org/fatf/NCCT_en.htm for FATF's list of non-cooperative countries and territories.

PHYSICAL PRESENCE: A place of business that is maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank: (a) employs one or more individuals on a full-time basis; (b) maintains operating records related to its banking activities; and (c) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities.

PUBLICLY TRADED COMPANY: An entity whose securities are listed on a recognized securities exchange or quoted on an automated quotation system in the U.S. or country other than a Non-Cooperative Jurisdiction or a wholly-owned subsidiary of such an entity.

REGULATED AFFILIATE: A Foreign Shell Bank that: (a) is an affiliate of a depository institution, credit union, or Foreign Bank that maintains a Physical Presence in the U.S. or a foreign country, as applicable; and (b) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or Foreign Bank.

RELATED PERSON: With respect to any entity, any interest holder, director, senior officer, trustee, beneficiary or grantor of such entity; provided that in the case of an entity that is a Publicly Traded Company or a Qualified Plan, the term "Related Person" shall exclude any interest holder holding less than 5% of any class of securities of such Publicly Traded Company and beneficiaries of such Qualified Plan.

SENIOR FOREIGN POLITICAL FIGURE: A senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a Senior Foreign Political Figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a Senior Foreign Political Figure.

USA PATRIOT ACT: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001 (Pub. L. No. 107-56).

SECTION C. INDIVIDUAL INFORMATION

C1.     General Information

        Name:___________________________________________________________

        Age:_______________ Social Security Number:_____________________

        Marital Status:__________ Spouse's Name:________________________


If the Securities are to be owned by two or more individuals (not husband and wife), are you related to any other co-owner(s)?


      -------                                                  -------
        Yes                                                      No

     (If Yes, please state the name of the other person, the manner in which the Securities should be issued and explain the relationship(s):

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

C2.  Principal Residence


     Address:         _______________________________________________________
                      Number                Street

                      _______________________________________________________
                      City                  State                   Zip Code

                      _______________________________________________________
                      Country


     Mailing Address (if other than Principal Residence above):

                      _______________________________________________________
                      Number                              Street

                      _______________________________________________________
                      City                  State                   Zip Code


     Telephone Number:

     Facsimile Number:

C3.  Current Employment or Business Activity:

     Company Name:

     Address:         _______________________________________________________
                      Number                              Street

                      _______________________________________________________
                      City                         State            Zip Code

     Telephone Number:_______________________________________________________


     Principal Business:_____________________________________________________


     Position and Title:_____________________________________________________

C4. Net worth, inclusive of the net worth of your spouse and the value of your principal residence, furnishings therein and personal automobile and other assets (IT IS IMPORTANT THAT YOU CHECK THE HIGHEST APPLICABLE AMOUNT) exclusive of any liabilities:

        (   ) below $249,999
        (   ) $250,000 to $349,999          (   ) $350,000 to $699,999
        (   ) $700,000 to $799,999          (   ) $800,000 to $1,000,000
        (   ) $1,000,000 to $1,249,999      (   ) over $1,250,000

C5. Net worth: Your net worth, inclusive of the net worth of your spouse and excluding the value of your principal residence, furnishings therein and personal automobiles and exclusive of any liabilities:

        (   ) below $249,999
        (   ) $250,000 to $349,999          (   ) $350,000 to $699,999
        (   ) $700,000 to $799,999          (   ) $800,000 to $1,000,000
        (   ) $1,000,000 to $1,249,999      (   ) over $1,250,000

C6. Indicate (a) your individual income from all sources for the calendar years 2002 and 2003 and estimated income for 2004 or (b) your joint income with your spouse from all sources for the calendar years 2002 and 2003 and estimated income for 2004 (it is important that you check the highest applicable amount):

(a)  individual income:


               $200,000             $300,000       $400,000      $500,000
                  to                   to             to            and
               $299,000             $399,000       $499,000         OVER
               --------             --------       ---------     ---------

        2002   _________            _________      _________     _________

        2003   _________            _________      _________     _________

        2004   _________            _________      _________     _________

(b)  joint income:


               $200,000             $300,000       $400,000      $500,000
                  to                   to             to           and
               $299,000             $399,000       $499,000        OVER
               --------             --------       --------      ---------

        2002   _________            _________      _________     _________

        2003   _________            _________      _________     _________

        2004   _________            _________      _________     _________

C7.  Investment experience:

(a)  The frequency with which you invest in marketable securities is:

           (   )  often  (   )  occasionally   (   )  never

(b) The frequency with which you invest in unmarketable securities (such as private placement offerings) is:

           (   )  often  (   )  occasionally   (   )  never

(c) Have you previously participated in private placement offerings in the last 5 years?


     -------                                           -------
        Yes                                               No

(d) If you answered "yes" to (c) above state the private placements in which you participated in the last 5 years.

                              Amount                               Name of
        YEAR                 INVESTED                               ENTITY
        ----                 --------                           -------------

        1998                 $________                          ______________

        1999                 $________                          ______________

        2001                 $________                          ______________

        2002                 $________                          ______________

        2003                 $________                          ______________


YOU MAY USE ADDITIONAL SHEETS IF NECESSARY

C8. (a) Have you been afforded an opportunity to investigate the Company and review relevant factors and documents pertaining to the officers, directors and the Company and its business and to ask questions of a qualified representative of the Company regarding this investment and the properties, operations, and methods of doing business of the Company?

     -------                                           -------
        Yes                                               No

(b) Do you understand the nature of an investment in the Company and the risk associated with such an investment?

     -------                                           -------
        Yes                                               No

(c) Do you understand that there is no guarantee of any financial return on this investment.

     -------                                           -------
        Yes                                               No

(d)  Do you understand that this investment is not liquid?

     -------                                           -------
        Yes                                               No

(e) Do you have adequate means of providing for your current needs and personal contingencies in view of the fact that this is not a liquid investment?

     -------                                           -------
        Yes                                               No

(f) Are you aware of the Company's business affairs and financial condition, and have you acquired all such information about the Company as you deem necessary and appropriate to enable you to reach an informed and knowledgeable decision to acquire Units?

     -------                                           -------
        Yes                                               No

(g) Do you have a "pre-existing relationship" with the Company or any of its officers, directors or controlling person?

     -------                                           -------
        Yes                                               No

     (For purposes hereof, "Pre-existing relationship" means any relationship consisting of person or business contacts of a nature and duration such as would enable a reasonable prudent investor to be aware of the character, business acumen, and general business and financial circumstances of the person with whom such relations exists.)

     If so, please name the individual or other person with whom you have a pre-existing relationship and describe the relationship:

________________________________________________________________________________

________________________________________________________________________________


SECTION D. CORPORATE OFFEREES OR PARTNERSHIP OFFEREES

D1.  General Information

     Legal name of Corporation or Partnership:__________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     Fictitious name (d/b/a): __________________________________________________


     State or Place of Incorporation: __________________________________________


     Date of Incorporation:_____________________________________________________


     If Partnership, type:           ______ General      ______ Limited


     Federal Number: ___________________________________________________________


     Fiscal Year Ends:__________________________________________________________


     Number of Equity Owners:___________________________________________________


     Name and Title of Authorized Person Executing Subscription Agreement: _____


D2.  Business Address: _________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     Mailing Address (if different): ___________________________________________


     ___________________________________________________________________________


     Telephone Number: (  )_______________   Facsimile Number: (  )_____________


D3.  Name of Primary Bank:______________________________________________________


     Address:___________________________________________________________________


     Telephone Number: (  )_______________


     Account Type and Number:___________________________________________________


     Person Familiar with your Account:_________________________________________


     Was the corporation or partnership formed for the specific purpose of purchasing securities?


     ----------                                        ------------
        Yes                                                 No


     Check if applicable to the corporation:


     Subchapter S________                              Professional________


D4.  The undersigned represents and warrants as follows:

     (a) The corporation or partnership, as the case may be, has been duly organized (if a partnership) is validly existing as a corporation or partnership in good standing under the laws of the jurisdiction of its incorporation or formation with full power and authority to enter into the transactions contemplated by the Subscription Agreement;

     (b) (i) The officers or partners of the undersigned who, on behalf of the undersigned, have considered the purchase of the Securities and the advisers, if any, of the corporation or the partnership, as the case may be, in connection with such consideration are named below in this Subscription Agreement, and such officers and advisors or partners, if any, were duly authorized to act for the corporation or the partnership in reviewing such investment;

          (ii) The names and positions of the officers or partners, of the undersigned who, on its behalf, have reviewed the purchase of the Securities are as follows:

             ______________________________________________________

          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

         (iii) In evaluating the merits and risks of the purchase of the Securities, the corporation or the partnership, as the case may be, intends to rely upon the advice of, or will consult with, the following persons:

          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

     (c) The officers of the corporation or the partners of the partnership who, on its behalf, have considered the purchase of the Securities and the advisors, if any, of the corporation or the partnership who, in connection with such consideration, together have such knowledge and experience in financial and business matters that such offering(s), partner(s) and such advisor(s), if any, together are capable of evaluating the merits and risks of the purchase of Securities and of making an informed investment decision;

     (d) Together with any corporation or group of corporations with which it files a consolidated federal income tax return, the undersigned has reserves and/or net worth adequate to permit it to satisfy any tax or other liabilities arising from its personal liability with respect to the investment and the operation thereof;

     (e) The total assets of the corporation or the partnership are in excess of $---------------;

     (f) The corporation or the partnership has had, during each of the past two years, gross income from all sources of at least $_______________ and $___________________ respectively;

     (g) The undersigned expects the corporation or the partnership to have during the current and the next tax year, gross income from all sources of at least $______; and

     (h) The undersigned knows of no pending or threatened litigation the outcome of which could adversely affect the answer to any question hereunder.

     (i)  Indicate the following if a partnership Investor:

          (1)  The date the partnership was formed and state of formation:
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________


          (2)  The names of each partner in the partnership:
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________


SECTION E.                         TRUST OFFEREES

E1.  General Information

     Legal Name:________________________________________________________________

     State or Place of Formation:_______________________________________________

     Date of Formation:_________________________________________________________

     Federal I.D. Number:_____________________      Fiscal Year Ends:___________

     Number of Beneficiaries:___________________________________________________

     Principal Purpose:_________________________________________________________

     Was the trust formed for the specific purpose of purchasing Units?

             ------                                            ------
               Yes                                               No

E2.  Business Address:__________________________________________________________

     Telephone Number: (  )_____________________________________________________

     Facsimile Number: (  )_____________________________________________________

     Mailing Address:___________________________________________________________

E3. Authorization:If the trust was established in connection with a deferred compensation plan, please attach a copy of the trust's organizational documents and a properly certified copy of the resolutions adopted by the trust's board of directors authorizing the trust to purchase Units and authorizing the trustee named below to execute on behalf of the trust all relevant documents necessary to subscribe for and purchase Units. In all cases, please attach a properly certified copy of the resolutions adopted by the trustees of the trust authorizing the trust to purchase Units and authorizing the trustee named below to execute on behalf of the trust all relevant documents necessary to subscribe for an purchase Units.

     Name of Trustee Authorized and Executing Subscription Agreement:

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     Telephone Number: (  )_____________________________________________________

     Facsimile Number: (  )_____________________________________________________

     Account Type and Number:___________________________________________________

     Person Familiar with your Account:_________________________________________

SECTION F.        QUALIFIED PENSION PLAN ("PLAN") OFFEREES

F1.  Please check one:

_______________a. The Plan requires the investment of each beneficiary or participant to be held in a segregated account and the Plan allows each beneficiary or participant to make his own investment decisions and, the decision to purchase the Note(s) has been made by the beneficiary or the participant and such beneficiary or participant is an Accredited Investor (Please have each such beneficiary or participant execute a separate Subscription Agreement).

                                       OR


_______________b. The investment decisions made for the Plan are made by a plan fiduciary, whether a bank, an insurance company, or a registered investment advisor.

                                       OR


_______________c. The Plan has total assets exceeding $5,000,000.

F2.  General Information

     Legal Name_________________________________________________________________

     State or Place of Formation:_______________________________________________

     Date of Formation:_________________________________________________________

     Federal I.D. Number:______________ Fiscal Year Ends:_______________________

     Number of Beneficiaries:___________________________________________________

     Principal Purpose:_________________________________________________________

     Business Address:__________________________________________________________

     Telephone Number:(  )____________________

     Facsimile Number:(  )____________________

     Mailing Address:___________________________________________________________

F3. Authorization:If the investment decision is being made by a beneficiary or participant of a Plan, please attach applicable trust documents which permit each beneficiary or participant to make his own investment decisions. In all other cases, please attach a properly certified copy of the resolutions adopted by the trustees of the Plan trust authorizing the Plan to purchase Units and authorizing the fiduciary named below to execute on behalf of the Plan all relevant documents necessary to subscribe for and purchase Units.

     Name of Trustee Authorized and Executing Subscription Agreement:

     ___________________________________________________________________________

           REPRESENTATIONS, WARRANTIES, AND COVENANTS BY ALL INVESTORS

     By signing this Subscription Agreement, the undersigned hereby confirms the following statements and make the following covenants:

(a) I have read the Memorandum and this Subscription Agreement and other accompanying documents of the Company. I understand and confirm that the Memorandum is confidential, may contain non public information and that I shall not use the information contained therein for any use in connection with the purchase or sale of securities of the Company except as a subscriber in the Offering. Any such use for any other purpose may subject the subscriber to civil or criminal liability under the securities laws.

(b) I acknowledge that any delivery to me of the Memorandum relating to the Securities prior to the determination by the Company of my suitability as an investor shall not constitute an offer of Securities until such determination of suitability shall be made, and I agree that I shall promptly return the Memorandum and the other Offering Documents (as defined therein) to the Company upon request.

(c) My answers to the foregoing questions are true and complete to the best of my information and belief and I will promptly notify the Company of any changes in the information I have provided.

(d) I also understand and agree that, although the Company and the Placement Agent will use their respective best efforts to keep the information provided in answers to this Subscription Agreement strictly confidential, the Company and the Placement Agent or their respective counsel may present this Subscription Agreement and the information provided in answer to it to such parties as they may deem advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration of the private placement or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Company, the Placement Agent or their respective affiliates is a party, or by which they are or may be bound or as otherwise required by law or regulatory authority. Notwithstanding the foregoing, in compliance with the rules and regulations of the Internal Revenue Service:

YOU AND EACH OTHER PARTY TO THE TRANSACTION (AND EACH AFFILIATE AND PERSON ACTING ON BEHALF OF ANY SUCH PARTY) DESCRIBED HEREIN AND IN THE MEMORANDUM AGREE THAT EACH PARTY (AND EACH EMPLOYEE, REPRESENTATIVE, AND OTHER AGENT OF SUCH PARTY) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION OF ANY KIND, THE TAX TREATMENT AND TAX STRUCTURE OF THE TRANSACTION AND ALL MATERIALS OF ANY KIND (INCLUDING OPINIONS OR OTHER TAX ANALYSES) THAT ARE PROVIDED TO SUCH PARTY OR SUCH PERSON RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE, EXCEPT TO THE EXTENT NECESSARY TO COMPLY WITH ANY APPLICABLE FEDERAL OR STATE SECURITIES LAWS. THIS AUTHORIZATION IS NOT INTENDED TO PERMIT DISCLOSURE OF ANY OTHER INFORMATION INCLUDING (WITHOUT LIMITATION) (I) ANY PORTION OF ANY MATERIALS TO THE EXTENT NOT RELATED TO THE TAX TREATMENT OR TAX STRUCTURE OF THE TRANSACTION, (II) THE IDENTITIES OF PARTICIPANTS OR POTENTIAL PARTICIPANTS IN THE TRANSACTION, (III) THE EXISTENCE OR STATUS OF ANY NEGOTIATIONS, (IV) ANY PRICING OR FINANCIAL INFORMATION (EXCEPT TO THE EXTENT SUCH PRICING OR FINANCIAL INFORMATION IS RELATED TO THE TAX TREATMENT OR TAX STRUCTURE OF THE TRANSACTION), OR (V) ANY OTHER TERM OR DETAIL NOT RELEVANT TO THE TAX TREATMENT OR THE TAX STRUCTURE OF THE TRANSACTION.

(e) I realize that this Subscription Agreement does not constitute an offer to sell or a solicitation of an offer to buy Securities or any other security of the Company but is merely a request for information.

(f) I understand that the Securities are being offered without registration under the Securities Act in reliance upon the private offering exemption contained therein, and that such reliance is based in part on the information herein supplied.

(g) The individual signing below on behalf of any entity hereby warrants and represents that he/she is authorized to execute this Subscription Agreement on behalf of such entity.

(h) The undersigned is able to bear the economic risk of the investment and can afford a complete loss of such investment.

(i) The Investor acknowledges and agrees that all subscription amounts will be placed in a non-interest bearing special account pending acceptance by the Company and the Placement Agent. The Offering is being made on a "best efforts all or none" basis as to the minimum offering amount ($250,000) and on a "best efforts" basis as to the additional offering amount ($1,750,000). An initial closing will be held as soon as practicable following receipt and acceptance of the minimum offering amount and thereafter from time to time.

(j) In entering into this Agreement and in purchasing the Securities, the Investor further acknowledges that:

     (i) The Company has informed the Investor that the Securities have not been offered for sale by means of general advertising or solicitation.

     (ii) The Securities may not be resold by the Investor in the absence of a registration under the Act or exemption from registration. The Investor (i) is acquiring the Securities solely for the Investors own account for investment purposes solely and not with a view toward resale or distribution, either in whole or in part; (ii) has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Securities to any other person; and (iii) agrees not to sell or otherwise transfer the Investors Securities unless and until they are subsequently registered under the Securities Act and any applicable state securities laws or unless an exemption from any such registration is available. In particular, the Investor is aware that the Securities will be "restricted securities", as such term is defined in Rule 144 promulgated under the Securities Act ("RULE 144"), and they may not be sold pursuant to Rule 144, unless the conditions thereof are met.

    (iii) The following legend (or similar language) shall be placed on the certificate(s) evidencing the Securities:

               "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act or (ii) upon the delivery by the Investor to the Company of an opinion of counsel, reasonably satisfactory to counsel to the Company, stating that an exemption from registration under such Act is available."

     (iv) The Company may at any time place a stop transfer order on its transfer books against the Securities. Such stop order will be removed, and further transfer of the Securities will be permitted upon an effective registration of the respective Securities, or the receipt by the Company of an opinion of counsel satisfactory to the Company that such further transfer may be effected pursuant to an applicable exemption from registration.

     (v) The purchase of the Securities involves risks which the Investor has evaluated, and the Investor is able to bear the economic risk of the purchase of such securities and the loss of its entire investment.

     (vi) The Investor shall be entitled to the registration rights as set forth in the Registration Rights Agreement appended as an Exhibit to the Memorandum. The undersigned has read the Registration Rights Agreement, understands the terms thereof and hereby appoints Meyers Associates, L.P. as its agent to execute the Registration Rights Agreement on behalf of the undersigned.

                                  MISCELLANEOUS


     The Investor agrees to indemnify and hold harmless the Company, the officers, directors, employees, agents, counsel and affiliates of the Company, and each other person, if any, who controls the Company, within the meaning of
Section 15 of the Act or Section 20 of the Securities and Exchange Act of 1934, as amended, against any and all losses, liabilities, claims, damages and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever arising out of or based upon any false representation or warranty or breach or failure by the Investor to comply with any covenant or agreement made by the Investor herein or in any other document furnished by the Investor to any of the foregoing in connection with this transaction.

     The Investor hereby acknowledges and agrees, subject to any applicable state securities laws that the subscription and application hereunder are irrevocable, that the Investor is not entitled to cancel, terminate or revoke this Subscription Agreement and that this Subscription Agreement shall survive the death or disability of the Investor and shall be binding upon and inure to the benefit of the Investor and his heirs, executors, administrators, successors, legal representatives, and assigns. If the Investor is more than one person, the obligations of the Investor hereunder shall be joint and several, and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives, and assigns

     This Agreement shall be governed, construed and interpreted by and under the laws of the State of New York. If any provision included in this Agreement proves to be invalid or unenforceable, it shall not affect the validity of the remaining provisions.

     This Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

                            CONFIDENTIAL INFORMATION

     We have provided to you certain information about the Company that may be non-public, confidential or proprietary in nature (the "CONFIDENTIAL INFORMATION"). You agree that the Confidential Information will be used solely in connection with your potential participation in the proposed Offering. You agree that you will keep the Confidential Information confidential except that you may disclose such Confidential Information to your directors, officers, employees, limited partners, affiliates and advisors who need to know the Confidential Information in connection with your potential participation in the Offering, and who are informed by you of the confidential nature of the Confidential Information and are required by you to treat the Confidential Information confidentially.

     The term Confidential Information shall not include portions of the Confidential Information which (i) are or become generally available to the public, other than as a result of a disclosure by you, your directors, officers, employees, limited partners, affiliates or advisors, or (ii) become available to you on a non-confidential basis from a source other than the Company or its agents or advisors, and which source is not prohibited from disclosing such Confidential Information to you by a legal, contractual, or fiduciary obligation to the Company.

     Nothing contained herein shall be deemed to prevent the disclosure of any Confidential Information if, in the written opinion of your counsel, such disclosure is legally required to be made in a judicial, administrative or governmental proceeding; PROVIDED, HOWEVER, that in making such disclosure you will take all reasonable efforts to preserve the confidentiality of the Confidential Information.

     By signing this Subscription Agreement, you are expressly agreeing to the foregoing in connection with the treatment of Confidential Information.

     I understand that I am purchasing the Units without being furnished any Offering literature or prospectus other than the Memorandum. In making my decision to invest in the Units I have relied on the information set forth in the Memorandum and upon no other representations or promises, written or verbal.

Dated: _____________, 2004              FOR INDIVIDUALS



                                        __________________________________
                                         (Print Name)


                                        __________________________________
                                         (Signature)

     The undersigned understands that it is purchasing the Units without being furnished any Offering literature or prospectus other than the Memorandum. In making its decision to invest in the Units, the undersigned has relied on the information set forth in the Memorandum and upon no other representations or promises, written or verbal.

Dated:_____________________, 2004                FOR CORPORATIONS:


                                                 ______________________________
                                                 Name of Company


                                                 ______________________________
                                                 Executive Officer of Company


                                                 ______________________________
                                                 Signature of Officer

     The undersigned understands that it is purchasing the Units without being furnished any Offering literature or prospectus other than the Memorandum. In making its decision to invest in the Units, the undersigned has relied on the information set forth in the Memorandum and upon no other representations or promises, written or verbal.

Dated:_____________________, 2004                FOR PARTNERSHIPS:


                                                 _______________________________
                                                 Name of Partnership


                                                 _______________________________
                                                 Name of Authorized Partner


                                                 _______________________________
                                                 Signature of Authorized Partner

     The undersigned understands that it is purchasing the Units without being furnished any Offering literature or prospectus other than the Memorandum. In making its decision to invest in the Units, the undersigned has relied on the information set forth in the Memorandum and upon no other representations or promises, written or verbal.

Dated:_____________________, 2004
                                                FOR TRUSTS:


                                                Name of Trust



                                                Name of Authorized Trustee



                                                ________________________________
                                                Signature of Authorized Trustee

                    ACCEPTANCE OF SUBSCRIPTION BY THE COMPANY

     Universal Detection Technology hereby accepts the Subscription Agreement represented hereby as of the date stated below and agrees, subject to the terms and conditions hereof and on the basis of the representations and warranties made herein, to issue and sell to the Investor, upon Closing, the Securities as described in the Memorandum at a price per Unit as described in the Memorandum.


Dated:________________, 2004                UNIVERSAL DETECTION TECHNOLOGY



                                            __________________________________
                                            Name:  Jacques Tizabi

                                            Title: Chief Executive Officer